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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 4, 1996
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                                 Date of Report
                       (Date of earliest event reported)


                      CHAMPION INTERNATIONAL CORPORATION
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            (Exact name of registrant as specified in its charter)



                                   NEW YORK
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                (State or other jurisdiction of incorporation)


         1-3053                                         13-1427390
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(Commission File Number)                      (IRS Employer Identification No.)


               One Champion Plaza, Stamford, Connecticut    06921
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             (Address of principal executive offices)    (Zip Code)


                                 (203) 358-7000
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              (Registrant's telephone number, including area code)



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ITEM 5.  Other Events

Recent Events

      On June 4, 1996, the Registrant issued a press release announcing the election of Richard E. Olson as Chairman and Chief Executive Officer and Kenwood
C. Nichols as Vice Chairman and Executive Officer effective October 1, 1996. In addition, Mr. Olson was elected as a member of the Board of Directors of the Registrant effective June 4, 1996.


                                    EXHIBITS

      99   The Registrant's press release dated June 4, 1996



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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Champion International Corporation



                                     By:      /s/ Lawrence A. Fox
                                        ---------------------------------------
                                               Lawrence A. Fox
                                           Vice President and Secretary

Dated:  June 10, 1996






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